Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.533.7881

SEMI-ANNUAL REPORT — 6/30/2015

FOR CONTRACT HOLDERS OF:	VARI-EXCEPTION LIFE ‘87, VARI-EXCEPTIONAL LIFE ‘91,
VARI-EXCEPTIONAL LIFE PLUS

September 30, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	VEL ACCOUNT
1940 Act Registration Number: 811-5183
1933 Act Registration Numbers: 33-14672, 33-90320, 33-42687
CIK: 0000814807
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), VEL Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports and letter, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	August 28, 2015
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 25, 2015
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 21, 2015
Delaware VIP Trust (Standard Class)	814230	September 3, 2015
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 24, 2015
Fidelity Variable Insurance Products Fund II (Initial Class)	831016	August 24, 2015
Fidelity Variable Insurance Products Fund V (Initial Class)	823535	August 21, 2015 August 28, 2015
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 28, 2015
Janus Aspen Series (Service Shares)	906185	August 28, 2015
T. Rowe Price International Series, Inc.	918292	August 24, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Virginia H. Johnson
Virginia H. Johnson Vice President, Assistant General Counsel and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772